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                                 EXHIBIT 99(c)


           AMENDMENT NO. 1, dated as of April 12, 1995 (this "Amendment"), to the Credit Agreement dated as of October 11, 1994 (the "Credit Agreement"), between The Actava Group Inc., a Delaware corporation (the "Lender"), and Metromedia Company, a Delaware general partnership (the "Borrower").

           The Borrower has requested that the Lender amend certain provisions of the Credit Agreement. Each party is willing, on the terms, subject to the conditions and to the extent set forth below, to enter into such an amendment.

           In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereby agree, on the terms and subject to the conditions set forth herein, as follows:

           SECTION 1. Amendment of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

           (a) The definition of "Actava Termination Event" is hereby amended and restated in its entirety to read as follows:

                 "Actava Termination Event: the abandonment or termination of the Merger Agreement by any party thereto pursuant to Article 14 thereof."

           (b) The definition of "Business Combination" is hereby amended and restated in its entirety to read as follows:

                 "Business Combination: the mergers, pursuant to the Merger Agreement, of each of Orion, MITI and Sterling with and into Actava, with Actava being the surviving corporation of each of such mergers."
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           (c)   The following definition of "Merger Agreement" is hereby
inserted after the definition of "Material Adverse Effect" and before the definition of "MITI":

                 "Merger Agreement: the Agreement and Plan of Merger dated as of April 12, 1995 among Actava, Orion, Sterling and MITI."

           (d) The definition of "Orion/MITI Termination Event" is hereby amended and restated in its entirety to read as follows:

                 "Orion/MITI Termination Event: the abandonment or termination of the Merger Agreement by Orion or MITI pursuant to Article 14 thereof."

           (e) The definition of "Termination Date" is hereby amended and restated in its entirety to read as follows:

                 "Termination Date: the earlier of (x) December 31, 1995, (y) the date which is three months following the date of an Actava Termination Event or (z) the consummation of the Business Combination."

           SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Lender that:

           (a) This Amendment has been duly and validly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equity principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

           (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material





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respects with the same effect as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as if made on such date).

           (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

           (d) It shall be an Event of Default for all purposes of the Credit Agreement as amended hereby, if any representation, warranty or certification made by the Borrower in this Amendment, or in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Amendment shall prove to have been incorrect in any material respect on or as of the date made or deemed made.

           SECTION 3. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

           SECTION 4. Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

           SECTION 5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





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           SECTION 7.     Counterparts.  This Amendment may be executed in two
or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                           METROMEDIA COMPANY

                           /s/ Silvia Kessel
                           ----------------------------------------------
                           Name:  Silvia Kessel
                           Title: Senior Vice President

                           THE ACTAVA GROUP INC.

                           /s/ John D. Phillips
                           ----------------------------------------------
                           Name:  John D. Phillips
                           Title: President and Chief Executive Officer





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